Exhibit 10.1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 2

to

Purchase Agreement No. 3860

between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of December 16, 2013, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (a Delaware corporation formerly known as Continental Airlines, Inc. and successor by merger to United Air Lines, Inc.) (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 3860 dated September 27, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing Model 787 aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, Boeing and Customer agree to substitute *** Model 787-*** aircraft (787-*** Aircraft) in lieu of Model 787-*** aircraft (787-*** Aircraft) and to revise the scheduled delivery for these Aircraft as follows:

Manufacturer Serial Number	787-*** Aircraft Delivery Month	787-*** Aircraft Delivery Month ***
***	***	***
***	***	***

WHEREAS, Boeing and Customer have previously agreed to accelerate the promotional support funds for the Aircraft so that such promotional support funds were made available Customer on ***; and

WHEREAS, Customer has agreed to configure the Aircraft with engines provided by General Electric;

UAL-PA-3860	SA-2, Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents and Articles.

Remove and replace, in its entirety, the “Table of Contents,” with the Table of Contents attached hereto, to reflect the incorporation of this Supplemental Agreement No. 2 into the Purchase Agreement.

2.	Tables.

2.1. Table 1 is replaced in its entirety with the Table 1 attached hereto that is related to and references this Supplemental Agreement for Model 787-8 aircraft.

2.2. Table 1 is replaced in its entirety with the Table 1 attached hereto that is related to and references this Supplemental Agreement for Model 787-9 aircraft.

2.3. Table 1 is replaced in its entirety with the Table 1 attached hereto that is related to and references this Supplemental Agreement for Model 787-10 aircraft.

3.	Letter Agreements:

Remove and replace, in its entirety, Letter Agreement UAL-PA-03860-LA-1209416 entitled “Promotional Support” with the revised Letter Agreement UAL-PA-03860-LA-1209416R1 attached hereto.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

[The rest of the page is intentionally blank. Signature page follows.]

UAL-PA-3860	SA-2, Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Ken Takahashi	/s/ Gerald Laderman
Signature	Signature

Attorney-in-Fact	Senior Vice President – Finance, Procurement and Treasurer
Title	Title

UAL-PA-3860	SA-2, Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description	SA-1
Article 2.	Delivery Schedule	SA-1
Article 3.	Price	SA-1
Article 4.	Payment	SA-1
Article 5.	Additional Terms	SA-1

TABLE

1.	787-8 with GENX-1B*** Engines Aircraft Information Table	SA-2

1.	787-9 with GENX-1B*** Engines Aircraft Information Table	SA-2

1.	787-10 with GENX-1B*** Engines Aircraft Information Table	SA-2

EXHIBITS

A1.	787-8 Aircraft Configuration

A2.	787-9 Aircraft Configuration

A3.	787-10 Aircraft Configuration	SA-1

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features

BFE1.	BFE Variables	SA-1

CS1.	Customer Support Document

EE1.	Engine Escalation/Engine Warranty ***

SLP1.	Service Life Policy Components

LETTER AGREEMENTS

UAL-PA-03860-LA-1209247	787 e-Enabling

U AL-PA-03860-LA-1209264	Open Configuration Matters

P.A. 3860	TABLE OF CONTENTS Page 1 of 3	SA-1

BOEING/UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

LETTER AGREEMENTS		SA Number

UAL-PA-03860-LA-1209265R1	Option Aircraft	SA-1

	Attachment A, 787-*** Option Aircraft Delivery, Description, Price and Advance Payments (DELETED)	SA-1

	Attachment B-1, 787-*** with GENX-1B*** Engines: Option Aircraft Delivery, Description, Price and Advance Payments	SA-1

	Attachment B-2, 787-*** with TRENT1000-*** Engines: Option Aircraft Delivery, Description, Price and Advance Payments	SA-1

UAL-PA-03860-LA-1209409	Spare Parts Initial Provisioning

UAL-PA-03860-LA-1209410	Special Matters Relating to COTS Software and End User License Agreements

UAL-PA-03860-LA-1209411	Special Terms – Seats and In-flight Entertainment

UAL-PA-03860-LA-1209417	Model 787 Post-Delivery Software & Data Loading

CONFIDENTIAL LETTER AGREEMENTS

UAL-PA-03860-LA-1209236R1	Model Substitution	SA-1

	Attachment A, 787-9 Airframe Pricing of Substitution Aircraft with General Electric GEnx-1B*** and Rolls Royce Trent 1000-J engines	SA-1

	Attachment B, 787-10 with General Electric GEnx-1B*** and Rolls Royce TRENT 1000-*** Engines	SA-1

	Attachment C, 787-8 with General Electric GEnx-1B*** and Rolls Royce TRENT 1000-***	SA-1

P.A. 3860	TABLE OF CONTENTS Page 2 of 3	SA-2

BOEING/UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

CONFIDENTIAL LETTER AGREEMENTS, continued		SA NUMBER

UAL-PA-03860-LA-1209412	Spare Parts Commitment

UAL-PA-03860-LA-1209413R1	Special Matters	SA-1

UAL-PA-03860-LA-1209414	Other Special Matters

UAL-PA-03860-LA-1209413A1	Other Special Matters—Amendment 1	SA-1

UAL-PA-03860-LA-1209416R1	Promotional Support	SA-2

UAL-PA-03860-LA-1209430	Performance Guarantees

UAL-PA-03860-LA-1209455	*** TERMINATED	SA-1

UAL-PA-03860-LA-1209429	***

UAL-PA-03860-LA-1209618R1	Alternate Engine Selection	SA-1

6-1162-ELP-0794	*** Program***

6-1162-ELP-0795	*** Program***

UAL-PA-03860-LA-1301368	Performance Guarantees (787-10)	SA-1

UAL-PA-03860-LA-1301373	787-10 Aircraft Open Configuration and Other Matters	SA-1

UAL-PA-03860-LA-1301375	Provisions Relating to Customer’s *** for 787-10 Aircraft	SA-1

UAL-PA-03860-LA-1301377	787-10 ***	SA-1

UAL-PA-03860-LA-1301380	787-10 Program Launch	SA-1

P.A. 3860	TABLE OF CONTENTS Page 3 of 3	SA-2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1	June 17, 2013
Supplemental Agreement No. 2	December 16, 2013

P.A. 3860	TABLE OF CONTENTS, Page 1 of 3	SA-2

BOEING/UNITED AIRLINES, INC. PROPRIETARY

Table 1 to Purchase Agreement No. 3860

787-8 Aircraft with GENX-1B*** Engines Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-8		*** pounds
Engine Model/Thrust:	GENX-1B***		*** pounds
Airframe Price:		$	***
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***
Engine Price (Per Aircraft):		$	***
Aircraft Basic Price (Excluding BFE/SPE):		$	***
Buyer Furnished Equipment (BFE) Estimate:		$	***
Seller Purchased Equipment (SPE) Estimate:		$	***
In Flight Entertainment (IFE) Fixed$:		$	***

Detail Specification:	***
Airframe Price Base Year/Escalation Formula:		***		***
Engine Price Base Year/Escalation Formula:		***		***
Airframe Escalation Data:
Base Year Index (ECI):			***
Base Year Index (CPI):			***
Engine Escalation Data:
Base Year Index (ECI):			***
Base Year Index (CPI):			***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Serial Number	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							*** ***		*** ***		*** ***		*** ***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
Total	***

All pricing and payment amounts are in United States Dollars (USD).

UAL-PA-03860, APR 66731-1F.TXT	Boeing Proprietary	Table 1 787-8 with GENX-1B*** Engines Page 1, SA-2

Table 1 to Purchase Agreement No. 3860

*** 787-9 *** Aircraft Executed via SA-1

FOR *** PURPOSES ONLY: UNTIL *** PRIOR TO APPLICABLE AIRCRAFT DELIVERY

Airframe Model/MTOW:	787-8		*** pounds
Engine Model/Thrust:	GENX-1B***		*** pounds
Airframe Price:		$	***
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***
Engine Price (Per Aircraft):		$	***
Aircraft Basic Price (Excluding BFE/SPE):		$	***

Buyer Furnished Equipment (BFE) Estimate:		$	***
Seller Purchased Equipment (SPE) Estimate:		$	***
In Flight Entertainment (IFE) Fixed$:		$	***

Detail Specification:	***
Airframe Price Base Year/Escalation Formula:		***		***
Engine Price Base Year/Escalation Formula:		***		***
Airframe Escalation Data:
Base Year Index (ECI):			***
Base Year Index (CPI):			***
Engine Escalation Data:
Base Year Index (ECI):			***
Base Year Index (CPI):			***

Delivery Date	*** Prior to Applicable Delivery	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Serial Number	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								*** ***		*** ***		*** ***		*** ***
***	***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

Total		***

All pricing and payment amounts are in United States Dollars (USD).

UAL-PA-03860, APR 66731-1F.TXT	Boeing Proprietary	Table 1 787-8 with GENX-1B*** Engines Page 1, SA-2

Table 1 to Purchase Agreement No. 3860

787-9 Aircraft with GENX-1B*** Engines Delivery, Description, Price and Advance Payments

APBP beginning *** prior to applicable delivery for *** 787-9 aircraft only

Airframe Model/MTOW:	787-9		*** pounds
Engine Model/Thrust:	GENX-1B***¹		*** pounds
Airframe Price:		$	***
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***
Engine Price (Per Aircraft):		$	***

Aircraft Basic Price (Excluding BFE/SPE):		$	***

Buyer Furnished Equipment (BFE) Estimate:		$	***
Seller Purchased Equipment (SPE) Estimate:		$	***
In Flight Entertainment (IFE) Estimate:		$	***

Detail Specification:	***
Airframe Price Base Year/Escalation Formula:		***		***
Engine Price Base Year/Escalation Formula:		***		***
Airframe Escalation Data:
Base Year Index (ECI):			***
Base Year Index (CPI):			***
Engine Escalation Data:
Base Year Index (ECI):			***
Base Year Index (CPI):			***

Delivery Date	*** Prior to Applicable Delivery	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Serial Number	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								*** ***		*** ***		*** ***		*** ***
***	***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

Total		***

¹	*** on a *** to delivery GEnx-1B*** at the GEnx-1B*** price.

All pricing and payment amounts are in United States Dollars (USD).

UAL-PA-03860, APR 66732-1F.TXT	Boeing Proprietary	Table 1 787-9 with GENX-1B*** Engines Page 1, SA-2

Table 1 to Purchase Agreement No. 3860

787-10 Aircraft with GENX-1B*** Engines Delivery, Description, Price and Advance Payments

(787-10/GE/***)

Airframe Model/MTOW:	787-10		***pounds
Engine Model/Thrust:	GENX-1B***¹		*** pounds
Airframe Price:		$	***
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***
Engine Price (Per Aircraft) :		$	***

Aircraft Basic Price (Excluding BFE/SPE):		$	***

Buyer Furnished Equipment (BFE) Estimate:		$	***
In-Flight Entertainment (IFE) Estimate:		$	***
Refundable Deposit/Aircraft at Proposal Accept:		$	***

Detail Specification:	***
Airframe Price Base Year/Escalation Formula:		***		***
Engine Price Base Year/Escalation Formula:		***		***
Airframe Escalation Data:
Base Year Index (ECI):			***
Base Year Index (CPI):			***
Engine Escalation Data:
Base Year Index (ECI):			***
Base Year Index (CPI):			***

		Escalation	Escalation		Escalation Estimate		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Factor (Airframe)	Factor (Engine)	Serial Number	Adv Payment Base Price Per A/P		*** ***		*** ***		*** ***		*** ***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

APR 67002-1F.TXT	Boeing Proprietary	787-10 with GE Engines Table 1 to SA-2, Page 1

Table 1 to Purchase Agreement No. 3860

787-10 Aircraft with GENX-1B*** Engines Delivery, Description, Price and Advance Payments

(787-10/GE/***)

		Escalation	Escalation		Escalation Estimate		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Factor (Airframe)	Factor (Engine)	Serial Number	Adv Payment Base Price Per A/P		*** ***		*** ***		*** ***		*** ***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
Total:	***

¹	*** on a *** to delivery GEnx-1B*** at the GEnx-1B***.

All pricing and payment amounts are in United States Dollars (USD).

APR 67002-1F.TXT	Boeing Proprietary	787-10 with GE Engines Table 1 to SA-2, Page 2

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1209416R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Promotional Support

Reference:	a) Purchase Agreement No. 3860 (the Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 787 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

In support of Customer’s marketing and promotion programs associated with the launch of the Model 787 and introduction of the Aircraft into service, Boeing agrees *** Customer’s external expenses for such programs *** after delivery of the first Aircraft to Customer. Boeing will match Customer’s external expenses up to $*** for the first Aircraft and up to $*** for each additional Aircraft up to a maximum of *** total Aircraft. These programs may include *** promotion programs and advertising campaigns.

Boeing’s obligation to provide this *** support will commence at the time the purchase of the Aircraft becomes firm (not subject to cancellation by either party) and terminate *** after the delivery of the first Aircraft. Boeing will provide payment of matching funds upon receipt of copies of invoices detailing such expenses incurred within the period starting from *** through *** after the actual delivery of the first Aircraft to Customer. There will be no cash payments or other support in lieu thereof.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to discuss the extent, selection, scheduling, and *** process for the program.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as may be required by applicable law or governmental regulation.

UAL-PA-03860-LA-1209416R1	Page 1
Promotional Support	SA-2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 16, 2013

United Airlines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance, Procurement and Treasurer

UAL-PA-03860-LA-1209416R1	Page 2
Promotional Support	SA-2

BOEING / UNITED AIRLINES, INC. PROPRIETARY